Supplementary Cash Flow Information	9 Months Ended
Sep. 30, 2019
Supplemental Cash Flow Elements [Abstract]
Supplementary Cash Flow Information
Supplemental Cash Flow Information
Total cash, cash equivalents and restricted cash are as follows:

	September 30, 2019	December 31, 2018	September 30, 2018	December 31, 2017
	$	$	$	$
Cash and cash equivalents	293,361	424,169	385,352	445,452
Restricted cash – current	60,463	40,493	38,231	38,179
Restricted cash – non-current	38,932	40,977	34,880	68,543
	392,756	505,639	458,463	552,174

The Company maintains restricted cash deposits relating to certain term loans, collateral for cross currency swaps (see Note 16), leasing arrangements, project tenders and amounts received from charterers to be used only for dry-docking expenditures and emergency repairs.

During the nine months ended September 30, 2019, the Company entered into new or extended operating leases, primarily for in-chartered vessels, which resulted in the recognition of additional operating lease right-of-use assets and operating lease liabilities of $47.6 million.

The associated sales of the Toledo Spirit and Teide Spirit by its owner during the nine months ended September 30, 2019 and 2018, respectively, resulted in the vessels being returned to their owner with the obligations related to finance lease being concurrently extinguished. As a result, the sales of the vessels and the concurrent extinguishment of the corresponding obligations related to finance lease of $23.6 million and $23.1 million for the nine months ended September 30, 2019 and 2018, respectively, were treated as non-cash transactions in the Company's unaudited consolidated statements of cash flows.